Exhibit 10.29

THIS INSTRUMENT PREPARED BY
AND WHEN RECORDED, RETURN
TO:

Kevin A. Sullivan, Esq.
Winstead PC
500 Winstead Building
2728 N. Harwood Street
Dallas, Texas 75201

OPEN-END MORTGAGE DEED, ASSIGNMENT OF RENTS,
SECURITY AGREEMENT AND FINANCING STATEMENT

THIS OPEN-END MORTGAGE DEED, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FINANCING STATEMENT (herein referred to as the "Mortgage"), is entered into as of December 27, 2012, by IREIT NEWINGTON FAIR, L.L.C., a Delaware limited liability company, as grantor for all purposes hereunder ("Borrower"), whose mailing address for notice hereunder is 2901 Butterfield Road, Oak Brook, Illinois 60523, for the benefit of BANK OF THE OZARKS as beneficiary for all purposes hereunder ("Lender") whose address is 8201 Preston Road, Suite 700, Dallas, Texas  75225.

RECITALS

A. This Mortgage is given to secure a loan (the “Loan”) in the principal sum of FIFTEEN MILLION ONE HUNDRED THIRTY THOUSAND AND NO/100 DOLLARS ($15,130,000.00) or so much thereof as has been advanced pursuant to that certain Loan Agreement, dated as of the date hereof, between Borrower and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), and is evidenced by that certain Note (defined below), which Loan has a final Maturity Date of December 27, 2015.

B. Lender desires to secure the payment of the Indebtedness and the performance of the Obligations.

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C. This Mortgage is given pursuant to the Loan Agreement, and payment, fulfillment, and performance by Borrower of its obligations thereunder and under the other Loan Documents are secured hereby, and each and every term and provision of the Loan Documents (defined below), including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties therein, and are hereby incorporated by reference herein as though set forth in full and shall be considered a part of this Mortgage.

ARTICLE I

DEFINITIONS

1.1              Definitions. As used herein, the following terms shall have the following meanings:

Borrower: The individual or entity described as Borrower in the initial paragraph of this Mortgage and any and all subsequent owners of the Mortgaged Property or any part thereof (without hereby implying Lender's consent to any Disposition of the Mortgaged Property).

Code: The Uniform Commercial Code, as amended from time to time, in effect in the state in which the Mortgaged Property is situated.

Contracts: All of the right, title, and interest of Borrower, including equitable rights, in, to, and under any and all: (i) contracts for the purchase and/or sale of all or any portion of the Mortgaged Property, whether such Contracts are now or at any time hereafter existing, including but without limitation, any and all earnest money or other deposits escrowed or to be escrowed or letters of credit provided or to be provided by the purchasers under the Contracts, including all amendments and supplements to and renewals and extensions of the Contracts at any time made, and together with all payments, earnings, income, and profits arising from the sale of all or any portion of the Mortgaged Property or from the Contracts and all other sums due or to become due under and pursuant thereto and together with any and all earnest money, security, letters of credit or other deposits under any of the Contracts; (ii) contracts, licenses, permits, and rights relating to living unit equivalents or other entitlements with respect to water, wastewater, and other utility services whether executed, granted, or issued by a Person, which are directly or indirectly related to, or connected with, the development, ownership, maintenance or operation of the Mortgaged Property, whether such contracts, licenses, and permits are now or at any time thereafter existing, including without limitation, any and all rights of living unit equivalents or other entitlements with respect to water, wastewater, and other utility services, certificates, licenses, zoning variances, permits, and no-action letters from each Governmental Authority required: (a) to evidence compliance by Borrower and all improvements constructed or to be constructed on the Mortgaged Property with all legal requirements applicable to the Mortgaged Property; (b) for the construction and/or development of any improvements on the Mortgaged Property or rehabilitation thereof, if applicable (c) to develop and/or operate the Mortgaged

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Property as a commercial and/or residential project, as the case may be; (iii) any financing arrangements relating to the financing of or the purchase of all or any portion of the Mortgaged Property by future purchasers; (iv) economic incentives or similar agreements or understandings; and (v) all other contracts which in any way relate to the use, enjoyment, occupancy, operation, maintenance, repair, management or ownership of the Mortgaged Property (save and except any and all Leases).

Default Interest Rate: The rate of interest specified in the Note to be paid by Borrower from and after the occurrence of an Event of Default but in no event in excess of the maximum rate of interest which may be contracted for, charged, take, received or reserved in accordance with applicable law.

Disposition: Any sale, lease (except as expressly permitted pursuant to the Loan Documents), exchange, assignment, conveyance, transfer, trade or other disposition of all or any part of the Mortgaged Property (or any interest therein) or all or any part of the beneficial ownership interest, held directly or indirectly, in Borrower (if Borrower is a corporation, limited liability company, limited liability partnership, general partnership, limited partnership, joint venture, trust, or other type of business association or legal entity).

Environmental Indemnity Agreement: That certain Environmental Indemnity Agreement of even date herewith executed by Borrower for the benefit of Lender.

Event of Default: Any happening or occurrence described in Article VI hereof.

Fixtures: All materials, supplies, equipment, systems, apparatus, and other items now owned or hereafter acquired by Borrower and now or hereafter attached to, installed in, or used in connection with (temporarily or permanently) any of the Improvements or the Land, which are now owned or hereafter acquired by Borrower and are now or hereafter attached to the Land or the Improvements, including, but not limited to, any and all partitions, dynamos, window screens and shades, draperies, rugs and other floor coverings, awnings, motors, engines, boilers, furnaces, pipes, cleaning, call and sprinkler systems, fire extinguishing apparatus and equipment, water tanks, swimming pools, heating, ventilating, refrigeration, plumbing, laundry, lighting, generating, cleaning, waste disposal, transportation (of people or things, including but not limited to, stairways, elevators, escalators, and conveyors), incinerating, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, lighting, traffic control, waste disposal, raw and potable water, gas, electrical, storm and sanitary sewer, telephone and cable television facilities, and all other utilities whether or not situated in easements, together with all accessions, appurtenances, replacements, betterments, and substitutions for any of the foregoing and the proceeds thereof.

Governmental Authority: Any and all applicable courts, boards, agencies, commissions, offices or authorities of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) or for any quasi-governmental units (development districts or authorities).

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Guarantor (individually and/or collectively, as the context may require): Those Persons, if any, designated as Guarantor in the Guaranty.

Guaranty (individually and/or collectively, as the context may require): That instrument or those instruments of guaranty, if any, now or hereafter in effect, from Guarantor to Lender guaranteeing the repayment of all or any part of the Indebtedness, the satisfaction of, or continued compliance with, all or any portion of the Obligations, or both.

Improvements: Any and all buildings, structures and other improvements, and any and all additions, alterations, betterments or appurtenances thereto, now or at any time hereafter situated, placed, or constructed upon the Land or any part thereof.

Indebtedness: (i) The principal of, interest on or other sums evidenced by the Note or the Loan Documents; (ii) any other amounts, payments or premiums payable under the Loan Documents; (iii) such additional or future sums (whether or not obligatory), with interest thereon, as may hereafter be borrowed or advanced from Lender, its successors or assigns, by the then record owner of the Mortgaged Property, when evidenced by a promissory note which, by its terms, is secured hereby (it being contemplated by Borrower and Lender that such future indebtedness may be incurred); (iv) any and all other indebtedness, obligations and liabilities of any kind or character of Borrower to Lender, now or hereafter existing, absolute or contingent, due or not due, arising by operation of law or otherwise, direct or indirect, primary or secondary, joint, several, joint and several, fixed or contingent, secured or unsecured by additional or different security or securities, including indebtedness, obligations and liabilities to Lender of Borrower as a member of any partnership, joint venture, trust or other type of business association, or other legal entity, and whether incurred by Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise; and (v) any and all renewals, modifications, amendments, restatements, rearrangements, consolidations, substitutions, replacements, enlargements and extensions thereof, it being contemplated by Borrower and Lender that Borrower may hereafter become indebted to Lender in further sum or sums. Notwithstanding the foregoing provisions of this definition, this Mortgage shall not secure any such other loan, advance, debt, obligation or liability with respect to which Lender is by applicable law prohibited from obtaining a lien on real estate.

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Land: That certain real property or interest more particularly therein described in Exhibit A attached hereto and incorporated herein by reference, together with all rights, titles, interests and privileges of Borrower in and to (i) all streets, ways, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to such real property or the improvements thereon; (ii) any strips or gores of real property between such real property and abutting or adjacent properties; (iii) all water, water rights and water courses which are appurtenant to, located on, under or above or used in connection with the Mortgaged Property, or any part thereof, whether adjudicated or unajudicated, conditional or absolute, tributary or non-tributary, surface or underground, designated or undesignated; (iv) timber, crops, pertaining to such real property; and (v) all appurtenances and all reversions and remainders in or to such real property.

Leases: The right, title and interest of Borrower in any and all leases, master leases, subleases, licenses, concessions, or other agreements (whether written or oral, now or hereafter in effect) which grant to third parties a possessory interest in and to, or the right to use or occupy, all or any part of the Mortgaged Property, together with all security and other deposits or payments made in connection therewith, whether entered into before or after the filing by or against Borrower of any petition for relief under the United States Bankruptcy Code, 11 U.S.C. §101, et seq., as amended.

Lender: BANK OF THE OZARKS, whose address for notice hereunder is 8201 Preston Road, Suite 700, Dallas, Texas  75225, its successors and assigns, and the subsequent holder or holders, from time to time, of the Note.

Lessee: As applicable, individually or collectively, a lessee or tenant under any of the Leases.

Loan Agreement: That certain Loan Agreement of even date herewith by and between Borrower and Lender, governing advances under the loan evidenced by the Note and secured, inter alia, by this Mortgage.

Loan Documents: The Loan Agreement, the Note, this Mortgage, the Environmental Indemnity Agreement, the Guaranty and any and all other agreements, documents and instruments now or hereafter executed by Borrower, Guarantor or any other Person or party in connection with the loan evidenced by the Note or in connection with the payment of the Indebtedness or the performance and discharge of the Obligations, together with any and all renewals, modifications, amendments, restatements, consolidations, substitutions, replacements, extensions and supplements hereof and thereof.

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Minerals: All right, title and interest of Borrower, if any, in and to all substances in, on, under or above the Land which are now, or may become in the future, intrinsically valuable, and which now or may be in the future enjoyed through extraction or removal from the Land, including, without limitation, oil, gas, all other hydrocarbons, coal, lignite, carbon dioxide, all other non-hydrocarbon gases, uranium, all other radioactive substances, gold, silver, copper, iron and all other metallic substances or ores.

Mortgaged Property: The Land, Minerals, Fixtures, Improvements, Personalty, Contracts, Leases, Rents, Reserves, and any interest of Borrower now owned or hereafter acquired in and to the Land, Minerals, Fixtures, Improvements, Personalty, Contracts, Leases, Rents, Reserves, together with any and all other security and collateral of any nature whatsoever, now or hereafter given for the repayment of the Indebtedness or the performance and discharge of the Obligations, together with any and all proceeds of any of the foregoing. As used in this Mortgage, the term "Mortgaged Property" shall be expressly defined as meaning all or, where the context permits or requires, any part of the above and all or, where the context permits or requires, any interest therein.

Note: That certain Promissory Note of even date herewith, incorporated herein by this reference, executed by Borrower and payable to the order of Lender in the principal amount of FIFTEEN MILLION ONE HUNDRED THIRTY THOUSAND AND NO/100 DOLLARS ($15,130,000.00) and any and all renewals, modifications, reinstatements, enlargements, or extensions of such promissory note or of any promissory note or notes given in renewal, substitution or replacement therefor.

Obligations: Any and all of the covenants, conditions, warranties, representations and other obligations (other than to repay the Indebtedness) made or undertaken by Borrower, Guarantor or any other Person or party to the Loan Documents to Lender or others as set forth in the Loan Documents.

Partial Release: A partial release of the lien evidenced by this Mortgage as to a portion of the Mortgaged Property to be provided by Lender pursuant to, and in accordance with Exhibit B of the Loan Agreement.

Permitted Disposition: The sale, transfer or exchange of any portion of the Mortgaged Property or ownership interest in Borrower permitted under the Loan Agreement or with respect to which Lender executes and delivers a release of its lien held pursuant to this Mortgage.

Permitted Exceptions: The liens, easements, restrictions, security interests and other matters (if any) expressly listed as special exceptions (i.e., not pre-printed or standard exceptions) to coverage in the title insurance policy insuring the lien of this Mortgage and the liens and security interests created by the Loan Documents.

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Person: Any corporation, limited liability company, limited liability partnership, general partnership, limited partnership, firm, association, joint venture, trust or any other association or legal entity, including any public or governmental body, quasi-governmental body, agency or instrumentality, as well as any natural person.

Personalty: All of the right, title, and interest of Borrower in and to; (i) furniture, furnishings, equipment, machinery, tangible personal property, and goods located within, used in the operation of or derived from the Improvements, (ii) crops, farm products, timber and timber to be cut, and extracted Minerals; (iii) general intangibles (including payment intangibles), money, insurance proceeds, accounts, contract and subcontract rights, trademarks, trade names, copyrights, monetary obligations, chattel paper (including electronic chattel paper), instruments, investment property, documents, letter of credit rights, inventory and commercial tort claims; (iv) all cash funds, fees (whether refundable, returnable, or reimbursable) deposit accounts or other funds or evidences of cash, credit or indebtedness deposited by or on behalf of Borrower with any governmental agencies, boards, corporations, providers of utility services, public or private, including specifically, but without limitation, all refundable, returnable, or reimbursable tap fees, utility deposits, commitment fees and development costs, any awards, remunerations, reimbursements, settlements, or compensation heretofore made or hereafter to be made by any Governmental Authority pertaining to the Land, Improvements, Fixtures, Contracts, or Personalty, including but not limited to those for any vacation of, or change of grade in, any streets affecting the Land or the Improvements and those for municipal utility district or other utility costs incurred or deposits made in connection with the Land; (v) all other personal property of any kind or character as defined in and subject to the provisions of the Code (Article 9 - Secured Transactions); any and all of which are now owned or hereafter acquired by Borrower, and which are now or hereafter situated in, on, or about the Land or the Improvements, or used in or necessary to the complete and proper planning, design, development, construction, financing, use, occupancy, or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use in or on the Land or the Improvements, together with all accessions, replacements, and substitutions thereto or therefor and the proceeds thereof.

Rent Demand: Written notice from Lender to Borrower instructing Borrower to deliver to Lender all accruing Rents and all Rents that have accrued but are unpaid.

Rents: All of the right, title and interest of Borrower to the rents, revenues, royalties, income, issues, proceeds, bonus monies, profits, security and other types of deposits (after Borrower acquires title thereto) and other benefits paid or payable by parties, other than Borrower, to either or both of the Contracts and/or Leases for using, leasing, licensing, possessing, operating from, residing in, selling or otherwise enjoying all or any portion of the Land and Improvements.

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Reserves: All sums on deposit or due under any of the Loan Documents now or hereafter executed by Borrower for the benefit of Lender including (i) the accounts into which the Reserves have been deposited; (ii) all insurance on said accounts; (iii) all accounts, contract rights and general intangibles or other rights and interests pertaining thereto; (iv) all sums now or hereafter therein or represented thereby; (v) all replacements, substitutions or proceeds thereof; (vi) all instruments and documents now or hereafter evidencing the Reserves or such accounts; (vii) all powers, options, rights, privileges and immunities pertaining to the Reserves (including the right to make withdrawals therefrom); and (viii) all proceeds of the foregoing.

1.2              Additional Definitions. As used herein, the following terms shall have the following meanings: (i) "hereof," "hereby," "hereto," "hereunder," "herewith," and similar terms mean of, by, to, under and with respect to, this Mortgage or to the other documents or matters being referenced; (ii) "heretofore" means before, "hereafter" means after, and "herewith" means concurrently with the date of this Mortgage; (iii) all pronouns, whether in masculine, feminine or neuter form, shall be deemed to refer to the object of such pronoun whether same is masculine, feminine or neuter in gender, as the context may suggest or require; (iv) "including" means including, without limitation; (v) all terms used herein, whether or not defined in Section 1.1 hereof, and whether used in singular or plural form, shall be deemed to refer to the object of such term whether such is singular or plural in nature, as the context may suggest or require; and (vi) all capitalized terms not defined in Section 1.1 hereof shall have the meanings ascribed to such terms in the Loan Agreement.

1.3              Not a Revolver Facility. It is expressly understood and agreed that the Indebtedness is not intended to be a "revolver" facility and that no principal amount repaid by Borrower may be reborrowed by Borrower.

ARTICLE II

GRANT

2.1              Grant. To secure the full and timely payment of the Indebtedness and the full and timely performance and discharge of the Obligations, Borrower has GRANTED, BARGAINED, SOLD and CONVEYED, with power of sale, and by these presents does GRANT, BARGAIN, SELL, CONVEY and ASSIGN, unto Lender, WITH MORTGAGE COVENANTS and WITH POWER OF SALE (as and when applicable), if any, its successors and assigns forever, the Mortgaged Property, subject, however, to the Permitted Exceptions, TO HAVE AND TO HOLD the Mortgaged Property unto Lender, forever, and Borrower does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND the title to the Mortgaged Property unto Lender against every Person whomsoever lawfully claiming or to claim the same or any part thereof; provided, however, that if Borrower shall pay (or cause to be paid) the Indebtedness as and when the same shall become due and payable and shall fully perform and discharge (or cause to be fully performed and discharged) the Obligations on or before the date

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same are to be performed and discharged, then these presents and the estate hereby granted shall cease, terminate and be void, and the liens, security interests, estates and rights granted by the Loan Documents shall terminate, in accordance with the provisions hereof; otherwise same shall remain in full force and effect. A certificate or other written statement executed on behalf of Lender confirming that the Indebtedness has not been fully paid or the Obligations have not been fully performed or discharged shall be sufficient evidence thereof for the purpose of reliance by third parties on such fact.

ARTICLE III

WARRANTIES AND REPRESENTATIONS

Borrower hereby unconditionally warrants and represents to Lender, as of the date hereof and at all times during the term of this Mortgage, as follows:

3.1              Title and Lien. Borrower has good, marketable and indefeasible title to the Land (in fee simple, if the lien created hereunder be on the fee, or a first and prior leasehold estate, if it be created on the leasehold estate) and Improvements, and good and marketable title to the Fixtures and Personalty, free and clear of any liens, charges, encumbrances, security interests, claims, easements, restrictions, options, leases, covenants, and other rights, titles, interests, or estates of any nature whatsoever, except the Permitted Exceptions. This Mortgage constitutes a valid, subsisting first lien on the Land, the Improvements, the Leases and the Fixtures; a valid, subsisting first priority security interest in and to the Personalty, Contracts, Rents and, to the extent that the term "Leases" includes items covered by the Code, in and to the Leases; all in accordance with the terms hereof and all subject to the Permitted Exceptions. The foregoing warranty of title shall survive the foreclosure or other enforcement of this Mortgage, and shall inure to the benefit of and be enforceable by Lender in the event Lender acquires title to the Mortgaged Property pursuant to any foreclosure or otherwise.

3.2              Incorporation of Warranties and Representations. All the warranties, representations, conditions and agreements contained in (a) the Loan Agreement, (b) the Note and (c) all and any of the other Loan Documents, are hereby made a part of this Mortgage to the same extent and with the same force as if fully set forth herein.

3.3              Separate Tax Parcel; Legal Lot. To the best of Borrower's actual knowledge, the Mortgaged Property is taxed separately without regard to any other real estate and the Land constitutes a legally subdivided lot under all applicable legal requirements (or, if not subdivided, no subdivision or platting of the Land is required under applicable Legal Requirements), and for all purposes may be mortgaged, conveyed or otherwise dealt with as an independent parcel.

ARTICLE IV

AFFIRMATIVE COVENANTS

Borrower hereby unconditionally covenants and agrees with Lender, that until the entire Indebtedness shall have been paid in full and all of the Obligations shall have been fully performed and discharged, as follows:

4.1              Payment and Performance. Borrower will pay the Indebtedness as and when specified in the Loan Documents, and will perform and discharge all of the Obligations, in full and on or before the dates same are to be performed.

4.2              First Lien Status. Borrower will protect the first lien and security interest status of this Mortgage and the other Loan Documents and will not permit to be created or to exist in respect of the Mortgaged Property or any part thereof any lien or security interest on a parity with, superior to, or inferior to any of the liens or security interests hereof, except for the Permitted Exceptions.

4.3              Tax on Mortgage. If at any time any law shall be enacted imposing or authorizing the imposition of any tax upon this Mortgage, or upon any rights, titles, liens, or security interests created hereby, or upon the Indebtedness or any part thereof, Borrower will immediately pay all such taxes, provided that if such law as enacted makes it unlawful for Borrower to pay such tax, Borrower shall not pay nor be obligated to pay such tax. Nevertheless, if a law is enacted making it unlawful for Borrower to pay such taxes, then Borrower must prepay the Indebtedness in full within ninety (90) days after demand therefor by Lender.

4.4              Incorporation of Affirmative Covenants, Conditions and Agreements. All the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Note and (c) all and any of the other Loan Documents, are hereby made a part of this Mortgage to the same extent and with the same force as if fully set forth herein. Without limiting the generality of the foregoing, Borrower (i) agrees to insure, repair, maintain and restore damage to the Mortgaged Property, pay all property taxes and other impositions, and comply with Legal Requirements, in accordance with the Loan Agreement, and (ii) agrees that the proceeds of insurance and awards for condemnation shall be settled, held and applied in accordance with the Loan Agreement.

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ARTICLE V

NEGATIVE COVENANTS

Borrower hereby unconditionally covenants and agrees with Lender, that until the entire Indebtedness shall have been paid in full and all of the Obligations shall have been fully performed and discharged, as follows:

5.1              Use Violations. Except to the extent permitted under the Loan Agreement, Borrower shall not initiate, join in, acquiesce in or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Mortgaged Property. If under applicable zoning provisions the use of the Mortgaged Property is or shall become a nonconforming use, Borrower shall not cause or permit such nonconforming use to be discontinued or abandoned without the consent of Lender, except to the extent permitted under the Loan Agreement. Borrower will not use, maintain, operate or occupy, or allow the use, maintenance, operation or occupancy of, the Mortgaged Property in any manner which (i) materially violates any legal requirement; (ii) may be materially dangerous, unless safeguarded as required by law and/or appropriate insurance; (iii) constitutes a public or private nuisance; (iv) makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto; (v) changes the use of the Mortgaged Property; (vi) permits or suffers to occur any material waste on or to the Mortgaged Property; or (vii) converts the Mortgaged Property to a condominium or cooperative form of ownership.

5.2              No Drilling. Borrower will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of, any Minerals from the surface or subsurface of the Land regardless of the depth thereof or the method of mining or extraction thereof; provided, however, extraction of Minerals from the subsurface of the Land shall not be deemed to violate this Section 5.2 so long as such extraction is done from an offsite location consistent with all legal requirements and in a manner such that no material negative effect or danger whatsoever occurs with respect to the surface of the Mortgaged Property.

5.3              No Disposition or Encumbrance. Neither Borrower nor any shareholder, member or partner of Borrower will make a Disposition without obtaining Lender's prior written consent, other than a Permitted Disposition. Borrower will not create, incur, assume or suffer to exist any lien or encumbrance against all or any portion of the Mortgaged Property, other than as expressly permitted pursuant to the Loan Agreement.

5.4              Incorporation of Covenants, Conditions and Agreements. All the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Note and (c) all and any of the other Loan Documents, are hereby made a part of this Mortgage to the same extent and with the same force as if fully set forth herein.

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ARTICLE VI

EVENTS OF DEFAULT

6.1              The term "Event of Default," as used herein shall have the same meaning described for such term in the Loan Agreement.

ARTICLE VII

REMEDIES

7.1              Lender's Remedies Upon Event of Default. Upon the occurrence of an Event of Default or any event or circumstance which, with the lapse of time, or the giving of notice, or both, would constitute an Event of Default, Lender may, at Lender's option, and by Lender itself or otherwise, do any one or more of the following:

(a)                Right to Perform Borrower's Covenants. If Borrower has failed to keep or perform any covenant whatsoever contained in this Mortgage or the other Loan Documents, Lender may, but shall not be obligated to any person to do so, perform or attempt to perform said covenant, and any payment made or expense incurred in the performance or attempted performance of any such covenant shall be and become a part of the Indebtedness, and Borrower promises, upon demand, to pay to Lender, at the place where the Note is payable, all sums so advanced or paid by Lender, with interest from the date when paid or incurred by Lender at the Default Interest Rate. No such payment by Lender shall constitute a waiver of any Event of Default. In addition to the liens and security interests hereof, Lender shall be subrogated to all rights, titles, liens, and security interests securing the payment of any debt, claim, tax, or assessment for the payment of which Lender may make an advance, or which Lender may pay.

(b)               Right of Entry. Lender may, prior or subsequent to the institution of any foreclosure proceedings, enter upon the Mortgaged Property, or any part thereof, and take exclusive possession of the Mortgaged Property and of all books, records, and accounts relating thereto and to exercise without interference from Borrower any and all rights which Borrower has with respect to the management, possession, operation, protection, or preservation of the Mortgaged Property, including without limitation the right to rent the same for the account of Borrower and to apply such Rents as provided in Article IX hereof. All such costs, expenses, and liabilities incurred by Lender in collecting such Rents and in managing, operating, maintaining, protecting, or preserving the Mortgaged Property, if not paid out of Rents as set forth in Section 9.3 hereof, shall constitute a demand obligation owing by Borrower and shall bear interest from the date of expenditure until paid at the Default Interest Rate, all of which shall constitute a portion of the Indebtedness. If necessary to obtain the possession provided for above, Lender

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may invoke any and all legal remedies to dispossess Borrower, including specifically one or more actions for forcible entry and detainer, trespass to try title, and restitution. In connection with any action taken by Lender pursuant to this subsection, Lender shall not be liable for any loss sustained by Borrower resulting from any failure to let the Mortgaged Property, or any part thereof, or from any other act or omission of Lender in managing the Mortgaged Property unless such loss is caused by the willful misconduct of Lender, nor shall Lender be obligated to perform or discharge any obligation, duty, or liability under any Lease or under or by reason hereof or the exercise of rights or remedies hereunder. BORROWER SHALL AND DOES HEREBY AGREE TO INDEMNIFY LENDER FOR, AND TO HOLD LENDER HARMLESS FROM, ANY AND ALL LIABILITY, LOSS, OR DAMAGE, WHICH MAY OR MIGHT BE INCURRED BY LENDER UNDER ANY SUCH LEASE OR UNDER OR BY REASON HEREOF OR THE EXERCISE OF RIGHTS OR REMEDIES HEREUNDER, AND FROM ANY AND ALL CLAIMS AND DEMANDS WHATSOEVER WHICH MAY BE ASSERTED AGAINST LENDER BY REASON OF ANY ALLEGED OBLIGATIONS OR UNDERTAKINGS ON ITS PART TO PERFORM OR DISCHARGE ANY OF THE TERMS, COVENANTS, OR AGREEMENTS CONTAINED IN ANY SUCH LEASE. Should Lender incur any such liability, the amount thereof, including without limitation costs, expenses, and reasonable attorneys' fees, together with interest thereon from the date of expenditure until paid at the Default Interest Rate, shall be secured hereby, and Borrower shall reimburse Lender therefor immediately upon demand. Nothing in this subsection shall impose any duty, obligation, or responsibility upon Lender for the control, care, management, leasing, or repair of the Mortgaged Property, nor for the carrying out of any of the terms and conditions of any such Lease; nor shall it operate to make Lender responsible or liable for any waste committed on the Mortgaged Property by the tenants or by any other parties, or for any hazardous or environmentally sensitive substance in, on or under the Mortgaged Property, or for any dangerous or defective condition of the Mortgaged Property or for any negligence in the management, leasing, upkeep, repair, or control of the Mortgaged Property resulting in loss or injury or death to any tenant, licensee, employee, or stranger. Borrower hereby assents to, ratifies, and confirms any and all actions of Lender with respect to the Mortgaged Property taken under this subsection.

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The remedies in this subsection are in addition to other remedies available to Lender and the exercise of the remedies in this subsection shall not be deemed to be an election of nonjudicial or judicial remedies otherwise available to Lender. The remedies in this Article VII are available under and governed by the real property laws of Connecticut and are not governed by the personal property laws of Connecticut, in accordance with the provisions of Section 9.604 of the Code, including, the power to dispose of personal property in a commercially reasonable manner under Section 9.627 of the Code or the application of proceeds under Section 9.615 of the Code. No action by Lender taken pursuant to this subsection shall be deemed to be an acceptance of collateral in satisfaction of obligations under Section 9.620 of the Code. Any receipt of consideration received by Lender pursuant to this subsection shall be immediately credited against the Indebtedness (in the inverse order of maturity) and the value of said consideration shall be treated like any other payment against the Indebtedness.

(c)                Right to Accelerate. Lender may, without notice, demand, presentment, notice of nonpayment or nonperformance, protest, notice of protest, notice of intent to accelerate, notice of acceleration, or any other notice or any other action, all of which are hereby waived by Borrower and all other parties obligated in any manner whatsoever on the Indebtedness, declare the entire unpaid balance of the Indebtedness immediately due and payable, and upon such declaration, the entire unpaid balance of the Indebtedness shall be immediately due and payable. The failure to exercise any remedy available to Lender shall not be deemed to be a waiver of any rights or remedies of Lender under the Loan Documents, at law or in equity.

(d)               Foreclosure. Immediately commence an action to foreclose this Mortgage or to specifically enforce its provisions or any of the indebtedness secured hereby, pursuant to the statutes in such case made and provided, and sell all or any portion of the Property or cause all or any portion of the Property to be sold in accordance with the requirements and procedures provided by said statutes in a single parcel or in several parcels at the option of Lender. In the event foreclosure proceedings are instituted or filed by Lender, all expenses incident to such proceedings, including, but not limited to, attorneys' fees and costs, shall be paid by Borrower and secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. The secured indebtedness and all other obligations secured by this Mortgage, including, without limitation, interest at the Default Interest Rate (as defined in the Note), any prepayment charge, fee or premium required to be paid under the Note in order to prepay principal (to the extent permitted by applicable law), reasonable attorneys' fees and any other amounts due and unpaid to Lender under the Loan Documents, may be bid by Lender in the event of a foreclosure sale hereunder.

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(e)                Lender's Judicial Remedies. Lender may proceed by suit or suits, at law or in equity, to enforce the payment of the Indebtedness and the performance and discharge of the Obligations in accordance with the terms hereof, of the Note, and the other Loan Documents, to foreclose the liens and security interests of this Mortgage as against all or any part of the Mortgaged Property, and to have all or any part of the Mortgaged Property sold under the judgment or decree of a court of competent jurisdiction. This remedy shall be cumulative of any other nonjudicial remedies available to Lender with respect to the Loan Documents. Proceeding with a request or receiving a judgment for legal relief shall not be or be deemed to be an election of remedies or bar any available nonjudicial remedy of Lender.

(f)                Lender's Right to Appointment of Receiver. Lender, as a matter of right and without regard to the sufficiency of the security for repayment of the Indebtedness and performance and discharge of the Obligations, without notice to Borrower and without any showing of insolvency, fraud, or mismanagement on the part of Borrower, and without the necessity of filing any judicial or other proceeding other than the proceeding for appointment of a receiver, shall be entitled to the appointment of a receiver or receivers of the Mortgaged Property or any part thereof, and of the Leases and Rents, and Borrower hereby waives to the full extent permitted by law al rights to prior notice or court hearing in connection with any action for appointment of a receiver and further waives any requirement that Lender provide any bond, surety or other security in connection with any said action. Borrower hereby agrees that Lender has a special interest in the Mortgaged Property and that absent the appointment of such a receiver the Property shall suffer waste and deterioration. Borrower agrees that it shall not contest the appointment of a receiver and hereby Borrower irrevocably consents to and stipulates the appointment of a receiver or receivers. Any receiver appointed pursuant to the provisions of this subsection shall have the usual powers and duties of receivers in such matters.

(g)               Lender's Uniform Commercial Code Remedies. Lender may exercise its rights of enforcement with respect to Fixtures and Personalty under the Code, and in conjunction with, in addition to or in substitution for the rights and remedies under the Code Lender may and Borrower agrees as follows:

(i)                 without demand or notice to Borrower, enter upon the Mortgaged Property to take possession of, assemble, receive, and collect the Personalty, or any part thereof, or to render it unusable; and

(ii)               Lender may require Borrower to assemble the Personalty and make it available at a place Lender designates which is mutually convenient to allow Lender to take possession or dispose of the Personalty; and

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(iii)             written notice mailed to Borrower as provided herein at least ten (10) days prior to the date of public sale of the Personalty or prior to the date after which private sale of the Personalty will be made shall constitute reasonable notice; and

(iv)             any sale made pursuant to the provisions of this subsection shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the sale of the other Mortgaged Property under power of sale as provided herein upon giving the same notice with respect to the sale of the Personalty hereunder as is required for such sale of the other Mortgaged Property under power of sale, and such sale shall be deemed to be pursuant to a security agreement covering both real and personal property under Section 9.604(a) of the Code; and

(v)               in the event of a foreclosure sale, the Personalty and the other Mortgaged Property may, at the option of Lender, be sold as a whole; and

(vi)             it shall not be necessary that Lender take possession of the Personalty, or any part thereof, prior to the time that any sale pursuant to the provisions of this subsection is conducted, and it shall not be necessary that the Personalty or any part thereof be present at the location of such sale; and

(vii)           prior to application of proceeds of disposition of the Personalty to the Indebtedness, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like, and the reasonable attorneys' fees and legal expenses incurred by Lender; and

(viii)         after notification, if any, hereafter provided in this subsection, Lender may sell, lease, or otherwise dispose of the Personalty, or any part thereof, in one or more parcels at public or private sale or sales, at Lender's offices or elsewhere, for cash, on credit, or for future delivery. Upon the request of Lender, Borrower shall assemble the Personalty and make it available to Lender at any place designated by Lender that is reasonably convenient to Borrower and Lender. Borrower agrees that Lender shall not be obligated to give more than ten (10) days' written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Borrower shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees, legal expenses, and all other costs and expenses incurred by Lender in connection with the collection of the Indebtedness and the enforcement of Lender's rights under the Loan Documents. Lender shall apply the proceeds of the sale of the Personalty

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against the Indebtedness in accordance with the provisions of Section 7.4 of this Mortgage. Borrower shall remain liable for any deficiency if the proceeds of any sale or disposition of the Personalty are insufficient to pay the Indebtedness in full. Borrower waives all rights of marshalling in respect of the Personalty; and

(ix)             any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder, the nonpayment of the Indebtedness, the occurrence of any Event of Default, Lender having declared all or a portion of such Indebtedness to be due and payable, the notice of time, place, and terms of sale and of the properties to be sold having been duly given, or any other act or thing having been duly done by Lender, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

(x)               Lender may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Lender, including the sending of notices and the conduct of the sale, but in the name and on behalf of Lender.

(h)               Rights Relating to Rents. Borrower has, pursuant to Article IX of this Mortgage, assigned absolutely and unconditionally to Lender all Rents under each of the Leases covering all or any portion of the Mortgaged Property and the rights to receive such Rents. Lender may at any time, and without notice, either in person, by agent, or by receiver to be appointed by a court, enter and take possession of the Mortgaged Property or any part thereof, and in its own name, sue for or otherwise collect the Rents. Borrower hereby agrees that Lender shall upon the occurrence of an Event of Default, automatically, and without further action of any kind or nature by Lender, terminate the License granted to Borrower in Section 9.2 hereof, and thereafter direct the lessees under the Leases ("Lease Rent Notice") to pay direct to Lender the Rents due and to become under the Leases and attorn in respect of all other obligations thereunder direct to Lender without any obligation on the part of Lender to determine whether an Event of Default does in fact exist or has in fact occurred. It shall never be necessary for Lender to institute legal proceedings to enforce any provision of Article IX of this Mortgage. All Rents collected by Lender shall be applied as provided for in Article IX of this Mortgage; provided, however, that if the costs, expenses, and attorneys' fees incurred in connection therewith shall exceed the amount of Rents so collected, the excess shall be added to the Indebtedness, shall bear interest at the Default Rate, and shall be immediately due and payable. The entering upon and taking possession of the Mortgaged Property, the collection of Rents, and the application thereof as aforesaid shall not cure or waive any Event of Default or notice of Event of Default, if any, hereunder nor invalidate any act done pursuant to such notice, except to the extent any such Event of Default is fully cured. Failure or discontinuance by Lender at any time or from time to time, to collect said Rents shall not in any manner impair the subsequent enforcement by Lender of the right, power and authority herein conferred upon it. Nothing contained herein, nor the

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exercise of any right, power, or authority herein granted to Lender shall be, or shall be construed to be, an affirmation by it of any tenancy, lease, or option, nor an assumption of liability under, nor the subordination of, the lien or charge of this Mortgage, to any such tenancy, lease, or option, nor an election of judicial relief, if any such relief is requested or obtained as to Leases or Rents, with respect to the Mortgaged Property or any collateral given by Borrower to Lender. In addition, Lender may from time to time elect, and notice hereby is given to each lessee under each Lease, to subordinate the lien of this Mortgage to any Lease by unilaterally executing and recording an instrument of subordination, and upon such election the lien of this Mortgage shall be subordinate to the Lease identified in such instrument of subordination; provided, however, in each instance such subordination will not affect or be applicable to, and expressly excludes any lien, charge, encumbrance, security interest, claim, easement, restriction, option, covenant and other rights, titles, interests or estates of any nature whatsoever with respect to all or any portion of the Mortgaged Property to the extent that the same may have arisen or intervened during the period between the recordation of this Mortgage and the execution of the Lease identified in such instrument of subordination.

(i)                 Other Rights. Lender (i) may surrender the insurance policies maintained pursuant to the Loan Agreement or any part thereof, and upon receipt shall apply the unearned premiums as a credit on the Indebtedness, in accordance with the provisions of Section 7.4 hereof, and, in connection therewith, Borrower hereby appoints Lender as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Borrower to collect such premiums; and (ii) apply the reserve for all property taxes and other impositions and insurance premiums, if any, required by the provisions of this Mortgage, toward payment of the Indebtedness; and (iii) shall have and may exercise any and all other rights and remedies which Lender may have at law or in equity, or by virtue of any Loan Document or under the Code, or otherwise.

(j)                 Lender as Purchaser. Lender may be the purchaser of the Mortgaged Property or any part thereof, at any sale thereof, whether such sale be under the power of sale herein or upon any other foreclosure of the liens and security interests hereof, or otherwise, and Lender shall, upon any such purchase, acquire good title to the Mortgaged Property so purchased, free of the liens and security interests hereof, unless the sale was made subject to an unmatured portion of the Indebtedness. Lender, as purchaser, shall be treated in the same manner as any third party purchaser and the proceeds of Lender's purchase shall be applied in accordance with Section 7.4 of this Mortgage.

(k)               Remedies at Law. Lender may pursue any and all other remedies as may be available to a secured party under applicable law.

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7.2              Other Rights of Lender. Should any part of the Mortgaged Property come into the possession of Lender, whether before or after an Event of Default, Lender may (for itself or by or through other persons, firms, or entities) hold, lease, manage, use, or operate the Mortgaged Property for such time and upon such terms as Lender may deem prudent under the circumstances (making such repairs, alterations, additions, and improvements thereto and taking such other action as Lender may from time to time deem necessary or desirable) for the purpose of preserving the Mortgaged Property or its value, pursuant to the order of a court of appropriate jurisdiction or in accordance with any other rights held by Lender in respect of the Mortgaged Property. Borrower covenants to promptly reimburse and pay to Lender on demand, at the place where the Note is payable, the amount of all reasonable expenses (including without limitation the cost of any insurance, property taxes, impositions, or other charges) incurred by Lender in connection with Lender's custody, preservation, use, or operation of the Mortgaged Property, together with interest thereon from the date incurred by Lender at the Default Interest Rate; and all such expenses, costs, taxes, interest, and other charges shall be and become a part of the Indebtedness. It is agreed, however, that the risk of loss or damage to the Mortgaged Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Mortgaged Property, for failure to obtain or maintain insurance, or for failure to determine whether insurance in force is adequate as to amount or as to the risks insured. Possession by Lender shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Mortgaged Property or collateral not in Lender's possession.

7.3              Possession After Foreclosure. If the liens or security interests hereof shall be foreclosed by power of sale granted herein, by judicial action, or otherwise, the purchaser at any such sale shall receive, as an incident to purchaser's ownership, immediate possession of the property purchased, and if Borrower or Borrower's successors shall hold possession of said property or any part thereof subsequent to foreclosure, Borrower and Borrower's successors shall be considered as tenants at sufferance of the purchaser at foreclosure sale (without limitation of other rights or remedies, at a reasonable rental per day, due and payable daily, based upon the value of the portion of the Mortgaged Property so occupied and sold to such purchaser), and anyone occupying such portion of the Mortgaged Property, after demand is made for possession thereof, shall be guilty of forcible detainer and shall be subject to eviction and removal, forcible or otherwise, with or without process of law, and all damages by reason thereof are hereby expressly waived.

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7.4              Application of Proceeds. The proceeds from any sale, lease, or other disposition made pursuant to this Article VII, or the proceeds from the surrender of any insurance policies pursuant to any of the Loan Documents, or any Rents collected by Lender from the Mortgaged Property (following any application of such Rents in accordance with Section 9.3 hereof), or sums received pursuant to Section 8.1 hereof which Lender elects to apply to the Indebtedness in accordance with the applicable provisions of the Loan Agreement, or proceeds from insurance received pursuant to Section 8.2 hereof which Lender elects to apply to the Indebtedness in accordance with the applicable provisions of the Loan Agreement, shall be applied by Lender to the Indebtedness in the following order and priority unless otherwise required under applicable law: (i) to the payment of all expenses of advertising, selling, and conveying the Mortgaged Property or part thereof, and/or prosecuting or otherwise collecting Rents, proceeds, premiums, or other sums including reasonable attorneys' fees; (ii) to the remainder of the Indebtedness as follows: first, to the remaining accrued but unpaid interest, second, to the matured portion of principal of the Indebtedness, and third, to prepayment of the unmatured portion, if any, of principal of the Indebtedness applied to installments of principal in inverse order of maturity; (iii) the balance, if any and to the extent applicable, remaining after the full and final payment of the Indebtedness and full performance and discharge of the Obligations to the holder or Lender of any inferior liens covering the Mortgaged Property, if any, in order of the priority of such inferior liens (Lender shall hereby be entitled to rely exclusively upon a commitment for title insurance issued to determine such priority); and (iv) the cash balance, if any, to Borrower. The application of proceeds of sale or other proceeds as otherwise provided herein shall be deemed to be a payment of the Indebtedness like any other payment. The balance of the Indebtedness remaining unpaid, if any, shall remain fully due and owing in accordance with the terms of the Note or the other Loan Documents.

7.5              Abandonment of Sale. In the event a foreclosure hereunder is commenced by Lender, at any time before the sale, Lender may abandon the sale, and Lender may then institute suit for the collection of the Indebtedness and for the foreclosure of the liens and security interests hereof and of the Loan Documents. If Lender should institute a suit for the collection of the Indebtedness and for a foreclosure of the liens and security interests, Lender may, at any time before the entry of a final judgment in said suit, dismiss the same and sell the Mortgaged Property or any part thereof in accordance with the provisions of this Mortgage.

7.6              Payment of Fees. If the Note or any other part of the Indebtedness shall be collected or if any of the Obligations shall be enforced by legal proceedings, whether through a probate or bankruptcy court or otherwise, or shall be placed in the hands of an attorney for collection after maturity, whether matured by the expiration of time or by an option given to Lender to mature same, or if Lender becomes a party to any suit where this Mortgage or the Mortgaged Property or any part thereof is involved, Borrower agrees to pay Lender's attorneys' fees and expenses incurred, and such fees shall be and become a part of the Indebtedness and shall bear interest from the date such costs are incurred at the Default Interest Rate.

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7.7              Miscellaneous.

(a)                Discontinuance of Remedies. In case Lender shall have proceeded to invoke any right, remedy, or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon same for any reason, Lender shall have the unqualified right so to do and, in such event, Borrower and Lender shall be restored to their former positions with respect to the Indebtedness, the Loan Documents, the Mortgaged Property or otherwise, and the rights, remedies, recourses and powers of Lender shall continue as if same had never been invoked.

(b)               Other Remedies. In addition to the remedies set forth in this Article, upon the occurrence of an Event of Default, Lender shall, in addition, have all other remedies available to it at law or in equity.

(c)                Remedies Cumulative; Non-Exclusive; Etc. All rights, remedies, and recourses of Lender granted in the Note, this Mortgage, the other Loan Documents, any other pledge of collateral, or otherwise available at law or equity: (i) shall be cumulative and concurrent; (ii) may be pursued separately, successively, or concurrently against Borrower, the Mortgaged Property, or any one or more of them, at the sole discretion of Lender; (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Borrower that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse; (iv) shall be nonexclusive; (v) shall not be conditioned upon Lender exercising or pursuing any remedy in relation to the Mortgaged Property prior to Lender bringing suit to recover the Indebtedness or suit on the Obligations; and (vi) in the event Lender elects to bring suit on the Indebtedness and/or the Obligations and obtains a judgment against Borrower prior to exercising any remedies in relation to the Mortgaged Property, all liens and security interests, including the lien of this Mortgage, shall remain in full force and effect and may be exercised at Lender's option.

(d)               Partial Release; Etc. Lender may release, regardless of consideration, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating, or releasing the lien or security interests evidenced by this Mortgage or the other Loan Documents or affecting the obligations of Borrower or any other party to pay the Indebtedness or perform and discharge the Obligations. For payment of the Indebtedness, Lender may resort to any of the collateral therefor in such order and manner as Lender may elect. No collateral heretofore, herewith, or hereafter taken by Lender shall in any manner impair or affect the collateral given pursuant to the Loan Documents, and all collateral shall be taken, considered, and held as cumulative.

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(e)                Waiver and Release by Borrower. Borrower hereby irrevocably and unconditionally waives and releases: (i) all benefits that might accrue to Borrower by virtue of any present or future law exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption, or extension of time for payment; (ii) all notices of any Event of Default or of Lender's exercise of any right, remedy, or recourse provided for under the Loan Documents; and (iii) any right to a marshaling of assets or a sale in inverse order of alienation.

(f)                No Implied Covenants. Borrower and Lender mutually agree that there are no, nor shall there be any, implied covenants of good faith and fair dealing or other similar covenants or agreements in this Mortgage and the other Loan Documents. All agreed contractual duties are set forth in this Mortgage, the Note, and the other Loan Documents.

(g)               Real Property Laws Govern. The remedies in this Article VII shall be available under and governed by the real property laws of Connecticut and shall not be governed by the personal property laws of Connecticut, including but not limited to, the power to dispose of personal property in a commercially reasonable manner under Section 9.527 of the Code, provided, Lender elects to proceed as to the Fixtures and Personalty together with the other Mortgaged Property under and pursuant to the real property remedies of this Article.

ARTICLE VIII

SPECIAL PROVISIONS

8.1              Condemnation Proceeds. Lender shall be entitled to receive any and all sums which may be awarded and become payable to Borrower for condemnation of the Mortgaged Property or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Borrower for damages caused by public works or construction on or near the Mortgaged Property. All such sums are hereby assigned to Lender, and Borrower shall, upon request of Lender, make, execute, acknowledge, and deliver any and all additional assignments and documents as may be necessary from time to time to enable Lender to collect and receipt for any such sums. Lender shall not be, under any circumstances, liable or responsible for failure to collect, or exercise diligence in the collection of, any of such sums. Any sums received by Lender as a result of condemnation shall be applied or disbursed in accordance with the terms of the Loan Agreement.

8.2              Insurance Proceeds. The proceeds of any and all insurance upon the Mortgaged Property shall be collected by Lender to be applied or disbursed in accordance with the terms of the Loan Agreement.

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ARTICLE IX

ASSIGNMENT OF RENTS

9.1              Present Assignment. In consideration of the Indebtedness and other good and valuable consideration, including the indebtedness evidenced by the Note, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower absolutely and unconditionally GRANTED, BARGAINED, SOLD, and CONVEYED, and by these presents does absolutely and unconditionally GRANT, BARGAIN, SELL, and CONVEY the Rents unto Lender, in order to provide a source of future payment of the Indebtedness and the Obligations, subject only to the Permitted Exceptions applicable thereto and the License, it being the intention of Borrower and Lender that this conveyance and assignment be presently and immediately effective without the necessity of further action on the part of Borrower; and is neither conditional nor security for the repayment of the Indebtedness and the Obligations, TO HAVE AND TO HOLD the Rents unto Lender, forever, and Borrower does hereby bind itself, its successors, and assigns to warrant and forever defend the title to the Rents unto Lender against every Person whomsoever lawfully claiming or to claim the same or any part thereof.

9.2              Limited License. Lender hereby grants to Borrower the License subject to termination of the License and the other terms and provisions of Section 7.1(h) hereof, to exercise and enjoy all incidences of the status of a lessor with respect to the Rents, including without limitation, the right to collect, demand, sue for, attach, levy, recover, and receive the Rents, and to give proper receipts, releases, and acquittances therefor. Borrower hereby agrees to receive all Rents and hold the same as Lender's Agent to be applied, and to apply the Rents so collected, first to the payment of the Indebtedness, next to the performance and discharge of the Obligations, and next to the payment of Operating Expenses. Thereafter, Borrower may use the balance of the Rents collected in any manner not inconsistent with the Loan Documents. Neither this Assignment nor the receipt of Rents by Lender shall effect a pro tanto payment of the Indebtedness, and such Rents shall be applied as provided in this Section 9.2. Furthermore, and notwithstanding the provisions of this Section 9.2, no credit shall be given by Lender for any Rents until the money constituting the Rents collected is actually received by Lender, and no such credit shall be given for any Rents collected or released after termination of the License, after foreclosure or other transfer of the Mortgaged Property (or part thereof from which Rents are derived pursuant to this Mortgage) to Lender or any other third party.

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9.3              Reliance Upon Lease Rent Notice. Upon receipt from Lender of a Lease Rent Notice (as defined in Section 7.1(h) hereof), each lessee under the Leases is hereby authorized and directed to pay directly to Lender all Rents thereafter accruing and the receipt of Rents by Lender shall be a release of such lessee to the extent of all amounts so paid. The receipt by a lessee under the Leases of a Lease Rent Notice shall be sufficient authorization for such lessee to make all future payments of Rents directly to Lender and each such lessee shall be entitled to rely on such Lease Rent Notice and shall have no liability to Borrower for any Rents paid to Lender after receipt of such Lease Rent Notice. Rents so received by Lender for any period prior to foreclosure under this Mortgage or acceptance of a deed in lieu of such foreclosure shall be applied by Lender to the payment of the following (in such order and priority as Lender shall determine): (a) all Operating Expenses; (b) all expenses incident to taking and retaining possession of the Mortgaged Property and/or collecting Rent as it becomes due and payable; and (c) the Indebtedness. In no event will this Article IX reduce the Indebtedness except to the extent, if any, that Rents are actually received by Lender and applied upon or after said receipt to such Indebtedness in accordance with the preceding sentence. Without impairing its rights hereunder, Lender may, at its option, at any time and from time to time, release to Borrower, Rents so received by Lender or any part thereof. As between Borrower and Lender, and any Person claiming through or under Borrower, other than any lessee under the Leases who has not received a Lease Rent Notice, this assignment of Rents is intended to be absolute, unconditional and presently effective (and not an assignment for additional security), and the Lease Rent Notice hereof is intended solely for the benefit of each such lessee and shall never inure to the benefit of Borrower or any Person claiming through or under Borrower, other than a lessee who has not received such Lease Rent Notice. It shall never be necessary for Lender to institute legal proceedings of any kind whatsoever to enforce the provisions of this Mortgage with respect to Rents. BORROWER SHALL HAVE NO RIGHT OR CLAIM AGAINST ANY LESSEE FOR THE PAYMENT OF ANY RENTS TO LENDER HEREUNDER, AND BORROWER HEREBY INDEMNIFIES AND AGREES TO HOLD FREE AND HARMLESS EACH LESSEE FROM AND AGAINST ALL LIABILITY, LOSS, COST, DAMAGE OR EXPENSE SUFFERED OR INCURRED BY SUCH LESSEE BY REASON OF SUCH LESSEE'S COMPLIANCE WITH ANY DEMAND FOR PAYMENT OF RENTS MADE BY LENDER CONTEMPLATED BY THIS MORTGAGE.

9.4              Collection of Rent. At any time during which Borrower is receiving Rents directly from any of the lessees under the Leases, Borrower shall, upon receipt of written direction from Lender, make demand and/or sue for all Rents due and payable under one or more Leases, as directed by Lender, as it becomes due and payable, including Rents which are past due and unpaid. If Borrower fails to timely take such action, or at any time during which Borrower is not receiving Rents directly from lessees under the Leases, Lender shall have the right (but shall be under no duty or obligation) to demand, collect and sue for, in its own name or in the name of Borrower, all Rents due and payable under the Leases, as same becomes due and payable, including Rents which are past due and unpaid.

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9.5              Termination. Upon payment in full of the Indebtedness, the delivery and recording of a release, satisfaction or discharge of the Deed of Trust duly executed by Lender and a re-assignment of the Rents to Borrower, the assignment in Section 9.1 of this Mortgage shall terminate, become null and void and shall be of no further force and effect.

ARTICLE X

SECURITY AGREEMENT

10.1          Security Interest. This Mortgage (i) shall be construed as a mortgage on real property, and (ii) shall also constitute and serve as a "Security Agreement" on personal property within the meaning of, and shall constitute until the grant of this Mortgage shall terminate as provided in Section 12.1 hereof, a first and prior security interest under the Code as to property within the scope thereof and in the state where the Mortgaged Property is located with respect to the Personalty, Fixtures, Contracts, Rents and Leases. To this end, Borrower has GRANTED, BARGAINED, CONVEYED, ASSIGNED, TRANSFERRED, and SET OVER, and by these presents does GRANT, BARGAIN, CONVEY, ASSIGN, TRANSFER and SET OVER, unto Lender, a first and prior security interest in all of Borrower's right, title and interest in, to, under and with respect to the Personalty, Fixtures, Contracts, Rents and Leases to secure the full and timely payment of the Indebtedness and the full and timely performance and discharge of the Obligations. It is the intent of Borrower and Lender that this Mortgage encumber all Leases and that all items contained in the definition of "Leases" which are included within the Code be covered by the security interest granted in this Article; and all items contained in the definition of "Leases" which are excluded from the Code be covered by the provisions of Article II hereof.

10.2          Financing Statements. Borrower hereby agrees with Lender to execute and deliver to Lender, in form and substance satisfactory to Lender, such "Financing Statements" and such further assurances as Lender may, from time to time, reasonably consider necessary to create, perfect, and preserve Lender's security interest herein granted, and Lender may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect, and preserve such security interest. Without limiting the foregoing, Borrower hereby specifically authorizes Lender to prepare, file of record or otherwise effectuate new financing statements, financing statement amendments and financing statement continuations which describe all or any portion of the Mortgaged Property as collateral thereunder and Borrower specifically agrees that Lender may cause same to be filed without any signature of a representative of the Borrower appearing thereon where such filings are permitted by applicable law.

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10.3          Fixture Filing. This Mortgage shall also constitute a "fixture filing" for the purposes of the fixture filing provisions of §9-313 and §9-402(6) of the Code, as amended or recodified from time to time. All or part of the Mortgaged Property are or are to become fixtures; information concerning the security interest herein granted may be obtained from the parties hereto at the addresses set forth on the first page hereof. Borrower is the “Debtor” and Lender is the “Secured Party” hereunder. For purposes of the security interest herein granted, the address of Debtor (Borrower) is set forth in the first paragraph of this Mortgage and the address of the Secured Party (Lender) is set forth in Article I hereof.

10.4          Open-End Mortgage. This is an "Open-End Mortgage" and the holder hereof shall have all of the rights, powers and protection to which the holder of any Open-End Mortgage is entitled under Connecticut law. Upon request Lender may, in its discretion, make future advances to Borrower. Any such future advance and/or re-advance, and the interest payable thereon, shall be secured by this Mortgage when evidenced by the original Note or a promissory note stating that the note is secured hereby. At no time shall the principal amount of the debt secured by this Mortgage exceed the original principal amount of the Note nor shall the maturity of any such future advance secured hereby extend beyond the date the final principal payment is due on the Note.

ARTICLE XI

MISCELLANEOUS

11.1          Release. If the Indebtedness is paid in full in accordance with the terms of this Mortgage, the Note, and the other Loan Documents, and if Borrower shall well and truly perform each and every one of the Obligations to be performed and discharged in accordance with the terms of the Loan Documents, then this conveyance shall become null and void and be released at Borrower's request and expense, and Lender shall have no further obligation to make advances under and pursuant to the provisions hereof or in the other Loan Documents. Notwithstanding the foregoing, Borrower shall have the right to obtain a Partial Release of lien subject to, and in accordance with, Exhibit B of the Loan Agreement.

11.2          Performance at Borrower's Expense. Borrower shall (i) pay all reasonable legal fees incurred by Lender in connection with the preparation of the Loan Documents (including any amendments thereto or consents, releases, or waivers granted thereunder); (ii) reimburse Lender, promptly upon demand, for all amounts expended, advanced, or incurred by Lender to satisfy any obligation of Borrower under the Loan Documents, which amounts shall include all court costs, reasonable attorneys' fees (including, without limitation, for trial, appeal, or other proceedings), reasonable fees of auditors and accountants and other investigation expenses reasonably incurred by Lender in connection with any such matters; and (iii) any and all other costs and expenses of performing or complying with any and all of the Obligations. Except to the extent that costs and expenses are included within the definition of "Indebtedness," the payment of such costs and expenses shall not be credited, in any way and to any extent, against any installment on or portion of the Indebtedness.

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11.3          Survival of Obligations. Each and all of the Obligations shall survive the execution and delivery of the Loan Documents and the consummation of the loan called for therein and shall continue in full force and effect until the Indebtedness shall have been paid in full; provided, however, that nothing contained in this section shall limit the obligations of Borrower as otherwise set forth herein.

11.4          Recording and Filing. Borrower will cause the Loan Documents (requested by the Lender) and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded, and refiled in such manner and in such places as Lender shall reasonably request, and will pay all such recording, filing, re-recording and refiling taxes, documentary stamp taxes, fees, and other charges.

11.5          Notices. All notices or other communications required or permitted to be given pursuant to this Mortgage shall be in writing and shall be considered as properly given if provided in a manner consistent with the notice provisions in the Loan Agreement.

11.6          Covenants Running with the Land. All Obligations contained in this Mortgage and the other Loan Documents are intended by Borrower and Lender to be, and shall be construed as, covenants running with the Mortgaged Property until the lien of this Mortgage has been fully released by Lender.

11.7          Successors and Assigns. All of the terms of the Loan Documents shall apply to, be binding upon, and inure to the benefit of the parties thereto, their successors, assigns, heirs, and legal representatives and all other Persons claiming by, through, or under them.

11.8          No Waiver; Severability. Any failure by Lender to insist, or any election by Lender not to insist, upon strict performance by Borrower or others of any of the terms, provisions, or conditions of the Loan Documents shall not be deemed to be a waiver of same or of any other terms, provisions, or conditions thereof, and Lender shall have the right at any time or times thereafter to insist upon strict performance by Borrower or others of any and all of such terms, provisions, and conditions. The Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable legal requirements. If any provision of any of the Loan Documents or the application thereof to any Person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, then neither the remainder of the instrument in which such provision is contained nor the application of such provision to other Persons or circumstances nor the other instruments referred to herein shall be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

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11.9          Counterparts. To facilitate execution, this Mortgage may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Mortgage to produce or account for more than a single counterpart containing the respective signatures and acknowledgment of, or on behalf of, each of the parties hereto. Any signature and acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures and acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature and acknowledgment pages.

11.10      APPLICABLE LAW. THE LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS FROM TIME TO TIME IN EFFECT EXCEPT TO THE EXTENT PREEMPTED BY UNITED STATES FEDERAL LAW; PROVIDED, HOWEVER, IF THE LAND AND IMPROVEMENTS ARE SITUATED IN A STATE OTHER THAN TEXAS, THE LIEN AND REMEDIAL RIGHTS PURSUANT TO THIS MORTGAGE AGAINST THE MORTGAGED PROPERTY SHALL BE GOVERNED BY THE LAWS OF THE STATE WHERE THE LAND AND IMPROVEMENTS ARE LOCATED.

11.11      Subrogation. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Mortgaged Property, then, to the extent of such funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Mortgaged Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Indebtedness and the performance and discharge of the Obligations.

11.12      Rights Cumulative. Lender shall have all rights, remedies, and recourses granted in the Loan Documents and available at law or in equity (including, without limitation, those granted by the Code and applicable to the Mortgaged Property or any portion thereof), and the same (i) shall be cumulative and concurrent, (ii) may be pursued separately, successively, or concurrently against Borrower or others obligated for the Indebtedness or any part thereof, or against any one or more of them, or against the Mortgaged Property, at the sole discretion of Lender, (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Borrower that the exercise, discontinuance of the exercise of or failure to exercise any of the same shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (iv) are intended to be, and shall be, nonexclusive. All rights and remedies of Lender hereunder and under the other Loan Documents shall extend to any period after the initiation of foreclosure proceedings, judicial or otherwise, with respect to the Mortgaged Property.

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11.13      Headings. The Article, Section, and Subsection entitlements hereof are inserted for convenience of reference only and shall in no way alter, modify, or define, or be used in construing the text of such Articles, Sections, or Subsections.

11.14      Loan Agreement. Reference is hereby made for all purposes to the Loan Agreement of even date herewith between Lender and Borrower pertaining to the construction of Improvements on the Land, and the funding of the principal amount of the Note. In event of a conflict between the terms and provisions hereof and the Loan Agreement, the Loan Agreement shall govern.

11.15      Construction. All pronouns, whether in masculine, feminine or neuter form, shall be deemed to refer to the object of such pronoun whether same is masculine, feminine or neuter in gender, as the context may suggest or require. All terms used herein, whether or not defined in Section 1.1 hereof, and whether used in singular or plural form, shall be deemed to refer to the object of such term whether such is singular or plural in nature, as the context may suggest or require.

11.16      ENTIRE AGREEMENT; AMENDMENT. THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. THE PROVISIONS OF THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE RESPECTIVE PARTIES TO SUCH DOCUMENTS.

11.17      WAIVER OF RIGHT TO TRIAL BY JURY. BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM THAT RELATES TO OR ARISES OUT OF ANY OF THE LOAN DOCUMENTS OR THE ACTS OR FAILURE TO ACT OF OR BY LENDER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS MORTGAGE OR THE OTHER LOAN DOCUMENTS.

11.18      NOTICE OF INDEMNIFICATION: BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT THIS MORTGAGE CONTAINS CERTAIN INDEMNIFICATION PROVISIONS, INCLUDING, BUT NOT LIMITED TO SECTIONS 7.1 AND 9.3 HEREOF WHICH MAY, IN CERTAIN INSTANCES, INCLUDE INDEMNIFICATION BY BORROWER OR OTHERS AGAINST LENDER'S OWN NEGLIGENCE.

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11.19      PREJUDGMENT REMEDY. BORROWER ACKNOWLEDGES THAT THIS TRANSACTION IS A "COMMERCIAL TRANSACTION" AS SUCH IS DEFINED IN CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES AS AMENDED, AND HEREBY WAIVES ANY AND ALL RIGHTS THAT THE BORROWER MAY HAVE UNDER SECTION 52-278(a) THROUGH SECTION 52-278(n) OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES INTENDING THEREBY THAT IN THE EVENT OF ANY LEGAL ACTION BETWEEN THE BORROWER AND THE LENDER OR HOLDER ARISING OUT OF THE NOTE, THIS MORTGAGE OR THE OTHER LOAN DOCUMENTS, THE LENDER OR HOLDER MAY INVOKE ANY PREJUDGMENT REMEDY, INCLUDING BUT NOT LIMITED TO, GARNISHMENT, ATTACHMENT, FOREIGN ATTACHMENT AND REPLEVIN, WITHOUT GIVING THE BORROWER ANY NOTICE OR OPPORTUNITY FOR A HEARING OR OBTAINING A COURT ORDER. BORROWER FURTHER HEREBY WAIVES ANY REQUIREMENT OR OBLIGATION OF LENDER TO POST A BOND OR OTHER SECURITY IN CONNECTION WITH ANY PREJUDGMENT REMEDY OBTAINED BY LENDER AND WAIVES ANY OBJECTIONS TO ANY PREJUDGMENT REMEDY OBTAINED BY LENDER BASED ON ANY OFFSETS, CLAIMS, DEFENSES OR COUNTERCLAIMS OF BORROWER OR ANY GUARANTOR/INDEMNITOR TO ANY ACTION BROUGHT BY LENDER. THIS WAIVER IS MADE BY THE BORROWER ON BEHALF OF THE BORROWER AND THE BORROWER'S SUCCESSORS, HEIRS AND ASSIGNS AND SHALL APPLY TO ANY AND ALL ACTIONS AGAINST SUCH SUCCESSORS, HEIRS AND ASSIGNS.

11.20      Connecticut Transfer Act. Borrwer shall ensure that the Property is not and does not become an "establishment" as that term is defined in the Connecticut Transfer Act, found at Conn. Gen. Stat. § 22a-134, et seq., as amended (the "Transfer Act"). If the Property becomes an establishment or is sold or otherwise transferred, as that term is defined in the Transfer Act, Borrower shall comply with all requirements of the Transfer Act, including, without limitation, filing any applicable forms and paying all applicable fees. If Borrower fails to comply with the Transfer Act, Borrower shall indemnify and hold harmless the indemnitees from any claims damages or losses, including attorneys' fees, arising from noncompliance with the Transfer Act.

11.21      Statutory Benefits. Borrower agrees that the benefits of Conn. Gen. Stat. §49-2 are available to Mortgagee.

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EXECUTED as of the date first above written.

BORROWER:

SIGNED AND DELIVERED IN THE PRESENCE OF: /s/ Alicia M. Enck Name: Alicia M. Enck /s/ Lisa M. Gillespie Name: Lisa M. Gillespie

IREIT NEWINGTON FAIR, L.L.C.,
a Delaware limited liability company

By:      Inland Real Estate Income Trust, Inc.,
           a Maryland corporation,
           its sole member

          By: /s/ Roberta S. Matlin           Name: Roberta S. Matlin

          Title: Vice President

STATE OF ILLINOIS )
)
COUNTY OF DUPAGE )

This instrument was ACKNOWLEDGED before me on December 26, 2012 by Roberta S. Matlin, as Vice President of Inland Real Estate Income Trust, Inc., a Maryland corporation, the sole member of IREIT NEWINGTON FAIR, L.L.C., a Delaware limited liability company, on behalf of said limited liability company.

[S E A L]

/s/ Jeanette M. Ireland
Notary Public, State of Illinois

My Commission Expires: 11/7/16

Jeanette M. Ireland Printed Name of Notary Public

List of Exhibits:

Exhibit A - Land Description

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EXHIBIT A

Land Description

All those certain pieces or parcels of land, with the buildings and improvements thereon, situated in the Town of Newington, County of Hartford and State of Connecticut, being shown as "Parcel 2" and "Parcel 3 & 4" on a certain survey entitled "ALTA/ACSM Land Title Survey Prepared for American National Insurance Co. and Newington-Berlin Retail, LLC 3475 Berlin Turnpike Newington, Connecticut Scale: Horz.: 1= 100' Proj. No.: 041106.A10 Date: 3/15/06", revised through 04/02/07, made by Fuss & O'Neill Inc., Consulting Engineers, which survey is on file in the Newington Land Records as Drawing Number 3680. Said premises are more particularly bounded and described as follows:

FIRST PIECE ("Parcel 2") - 3465 Berlin Turnpike:

Beginning at a point in the easterly street line of Masselli Road, being the most southwesterly corner of that certain parcel of land now or formerly owned by Agnes M. and Mary M. Pane, also being a northerly corner of the herein described Parcel 2;

Thence N 81° 02' 29" E, with the common line between said Pane Parcel and said Parcel 2, a distance of 371.22 feet to a point for corner in the west line of that certain parcel of land now or formerly owned by McBride Properties, Inc., and being the most northeasterly corner of said Parcel 2;

Thence, with the common line between said Parcel 2 and said McBride Properties, Inc. parcel, the following three courses and distances:

S 04° 33' 39" E, a distance of 74.76 feet to an angle point;

S 07° 48' 41" E, a distance of 76.32 feet to a point for corner;

N 81° 23' 38" E, a distance of 3.64 feet to a point in the southerly line of said McBride Properties, Inc., parcel being a northwest corner of that certain parcel of land now or formerly owned by American National Insurance Co.;

Thence along the common line between said Parcel 2 and said American National Insurance Co. parcel, the following three courses and distances:

S 07° 55' 27" E, a distance of 51.34 feet to an angle point;

S 08° 03' 45" E, a distance of 659.03 feet to a point for corner;

S 80° 59' 19" W, a distance of 50.00 feet to an angle point being a westerly corner of said American National Insurance Co. parcel, also being the northeasterly corner of that certain parcel of land now or formerly owned by First Brook Properties, LLC;

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Thence with the common line between said Parcel 2 and said First Brook Properties, LLC parcel, the following three courses and distances:

S 80° 58' 47" W, a distance of 354.52 feet to an angle point;

S 79° 24' 15" W, a distance of 251.36 feet to an angle point;

S 80° 41' 32" W, a distance of 115.82 feet to a point for corner in the west line of that certain parcel of land now or formerly owned by the Willows Homeowners Association, Inc.

Thence N 09° 18' 28" W, with the common line between said Parcel 2 and said Willows Homeowners Association, Inc. parcel, a distance of 534.06 feet to a point for corner, also being a corner of that certain parcel of land now or formerly owned by Stella Kozakiewicz and Katherine Merlino Trustees;

Thence, with the common line between said Parcel 2 and said Stella Kozakiewicz and Katherine Merlino Trustees Parcel, the following three courses and distances:

N 79° 47' 56" E, a distance of 150,57 feet to a point for corner;

N 08° 15' 54" W, a distance of 407.23 feet to a point for corner;

N 81° 44' 54" E, a distance of 151.46 feet to a point for corner in the westerly street line of said Masselli Road;

Thence along the street line of said Masselli Road the following three courses and distances:

Following a curve to the left having a chord bearing of S 34° 41' 28" E, a chord distance of 118.96 feet, a radius of 64,99 feet, a delta of 132° 27' 50" to a point of tangency;

N 79° 04' 59" E, a distance of 61.05 feet to a point for corner;

N 10° 55' 04" W, a distance of 31.91 feet to the point and place of beginning.

SECOND PIECE ("Parcel 3 & 4") - 3563 Berlin Turnpike and 76 Rowley Street:

Beginning at a point located in the north street line of Rowley Street, being the most southeasterly corner of the herein described Parcel 3 and 4, from which a concrete monument found at the intersection of the north street line of Rowley Street with the west right of way line of the Berlin Turnpike State Route 5 and 15 bears N 80° 54' 23" E, a distance of 412.76 feet;

Thence S 80° 54' 23" W, with the north street line of Rowley Street, a distance of 357.34 feet to an iron pipe for the most southwesterly corner of the herein described Parcel 3 and 4;

Thence departing said Rowley Street, along the common line between said Parcel 3 and 4 and that certain parcel of land now or formerly owned by the Willows Homeowners Association, Inc., the following four courses and distances:

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N 07° 44' 44" W, a distance of 162.84 feet to an angle point;

S 89° 54' 06" W, a distance of 155.88 feet to angle point;

N 87° 28' 22" W, a distance of 153.21 feet to an angle point;

N 09° 18' 28" W, a distance of 418.28 feet to a point being a corner in the southerly line of that certain parcel of land now or formerly owned by RK Newington, LLC;

Thence along the common line between said parcel 3 and 4, and said RK Newington, LLC parcel, the following three courses and distances:

N 80° 41' 32" E, a distance of 115.82 feet to an angle point;

N 79° 24' 15" E, a distance of 251.36 feet to an angle point

N 80° 58' 47" E, a distance of 354.52 feet to a corner for the most northeasterly corner of said herein described Parcel 3 and 4, also being a corner of that certain parcel of land now or formerly owned by American National Insurance Co.;

Thence along the common line between said Parcel 3 and 4 and that certain parcel of land now or formerly owned by American National Insurance Co., the following six courses and distances:

S 08° 49' 05" E, a distance of 220.24 feet to an angle point;

S 81° 10' 55" W, a distance of 40 feet to a railroad spike;

S 08° 49' 05" E, a distance of 167.00 feet to a railroad spike;

S 03° 17' 26" E, a distance of 124.58 feet to an angle point;

S 08° 49' 05" E, a distance of 110.39 feet to a point of curvature

Following a curve to the right having a chord bearing of S 10° 10' 08" W, a chord distance of 22.77 feet, a radius of 35.00 feet, a delta of 37° 58' 26", and an arc length of 23.20 feet to the point and place of beginning.

Together with the easements set forth in an Easements With Covenants And Restrictions Affecting Land ("ECR") by and between Sam's East, Inc. and Newington-Berlin Retail, LLC dated and recorded on April 19, 2007, in Volume 1932 at Page 669 of the Newington Land Records; as affected by a Supplemental Easements with Covenants and Restrictions Affecting Land by and between Newington-Berlin Retail, LLC and Newington Gross, LLC dated January 4, 2008, and recorded in Volume 1958 at Page 583 of the said Land Records.

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